                                                                    Exhibit 99.3

                      ANNUAL CERTIFICATEHOLDERS' STATEMENT
                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2001-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2001-1 Supplement, dated as of January 31, 2001, National City as Servicer is required to prepare certain information each year regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous year. The information which is required to be prepared with respect to the Distribution for the time period January 1, 2003 through December 31, 2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2001-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2001-1 supplement.

A.     Information Regarding the Current Annual Distribution (Stated on the
       Basis of $1,000 Original Certificate Principal Amount)

       1 The amount of the current annual distribution in respect of
         Class A Annual Principal                                                             $             0.00
                                                                                              ------------------

       2 The amount of the current annual distribution in respect of
         Class B Annual Principal                                                             $             0.00
                                                                                              ------------------

       3 The amount of the current annual distribution in respect of
         Collateral Annual Principal                                                          $             0.00
                                                                                              ------------------

       4 The amount of the current annual distribution in respect of
         Class A Annual Interest                                                              $            13.91
                                                                                              ------------------

       5 The amount of the current annual distribution in respect of
         Class A Additional Interest                                                          $             0.00
                                                                                              ------------------

       6 The amount of the current annual distribution in respect of
         Class B Annual Interest                                                              $            16.83
                                                                                              ------------------

       7 The amount of the current annual distribution in respect of
         Class B Additional Interest                                                          $             0.00
                                                                                              ------------------

       8 The amount of the current annual distribution in respect of
         Collateral Minimum Annual Interest                                                   $            22.42
                                                                                              ------------------

       9 The amount of the current annual distribution in respect of
         any accrued and unpaid Collateral Minimum Annual Interest                            $             0.00
                                                                                              ------------------

B.     Information Regarding the Performance of the Trust

       1 Collection of Principal Receivables

         (a) Available Principal Collections                                                  $   905,617,425.53
                                                                                              ------------------

         (b) Class A Investor Default Amount treated as Available Principal Collection        $    20,528,116.09
                                                                                              ------------------

         (c) Class B Investor Default Amount treated as Available Principal Collection        $     1,407,642.25
                                                                                              ------------------

         (d) Excess Spread treated as Available Principal Collection                          $     1,524,945.77
                                                                                              ------------------

2 Principal Receivables in the Trust

  (a) The aggregate amount of Principal Receivables in the Trust
      as of the end of the day on the last day of the related Annual Period           $  1,907,710,245.26
                                                                                      -------------------

  (b) The amount of Principal Receivables in the Trust
      represented by the Invested Amount of Series 2001-1 as of
      the end of the day on the last day of the related Annual Period                 $    440,408,942.40
                                                                                      -------------------

  (c) The amount of Principal Receivables in the Trust
      represented by the Adjusted Invested Amount of Series
      2001-1 as of the end of the day on the last day of the related
      Annual Period                                                                   $    440,408,942.40
                                                                                      -------------------

  (d) The amount of Principal Receivables in the Trust
      represented by the Class A Invested Amount as of the end
      of the day on the last day of the related Annual Period                         $    385,357,824.60
                                                                                      -------------------

  (e) The amount of Principal Receivables in the Trust
      represented by the Class A Adjusted Invested Amount as of
      the end of the day on the last day of the related Annual Period                 $    385,357,824.60
                                                                                      -------------------

  (f) The amount of Principal Receivables in the Trust
      represented by the Class B Invested Amount as of the end
      of the day on the last day of the related Annual Period                         $     26,424,536.54
                                                                                      -------------------

  (g) The amount of Principal Receivables in the Trust
      represented by the Class B Adjusted Invested Amount as of
      the end of the day on the last day of the related Annual Period                 $     26,424,536.54
                                                                                      -------------------

  (h) The amount of Principal Receivables in the Trust
      represented by the Collateral Invested Amount as of the
      end of the day on the last day of the related Annual Period                     $     28,626,581.26
                                                                                      -------------------

  (i) The amount of Principal Receivables in the Trust
      represented by the Collateral Adjusted Invested Amount as
      of the end of the day on the last day of the related Annual Period              $     28,626,581.26
                                                                                      -------------------

  (j) The Floating Allocation Percentage with respect to the
      related Annual Period                                                                         25.75%
                                                                                      -------------------

  (k) The Class A Floating Percentage with respect to the
      related Annual Period                                                                         87.50%
                                                                                      -------------------

  (l) The Class B Floating Percentage with respect to the
      related Annual Period                                                                          6.00%
                                                                                      -------------------

  (m) The Collateral Floating Percentage with respect to the
      related Annual Period                                                                          6.50%
                                                                                      -------------------

  (n) The Principal Allocation Percentage with respect to the
      related Annual Period                                                                         25.75%
                                                                                      -------------------

  (o) The Class A Principal Percentage with respect to the
      related Annual Period                                                                         87.50%
                                                                                      -------------------

  (p) The Class B Principal Percentage with respect to the
      related Annual Period                                                                          6.00%
                                                                                      -------------------

  (q) The Collateral Principal Percentage with respect to the
      related Annual Period                                                                          6.50%
                                                                                      -------------------

3 Delinquent Balances

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Annual Period:

                                   Aggregate                     Percentage
                                    Account                       of Total
                                    Balance                      Receivables
                                 --------------                  -----------
(a)    30--  59 days:            $24,453,359.15                     1.28%
(b)    60--  89 days:            $15,131,810.92                     0.79%
(c)    90+ days:                 $17,786,597.01                     0.93%
                                 --------------                     ----
       Total:                    $57,371,767.08                     3.01%
                                 ==============                     ====

4 Investor Default Amount

  (a) The Investor Default Amount for the related Annual Period                       $  23,460,704.10
                                                                                      ----------------

  (b) The Class A Investor Default Amount for the related Annual Period               $  20,528,116.09
                                                                                      ----------------

  (c) The Class B Investor Default Amount for the related Annual Period               $   1,407,642.25
                                                                                      ----------------

  (d) The Collateral Default Amount for the related Annual Period                     $   1,524,945.77
                                                                                      ----------------

5 Investor Charge-Offs

  (a) The aggregate amount of Class A Investor Charge-Offs
      for the related Annual Period                                                   $           0.00
                                                                                      ----------------

  (b) The aggregate amount of Class A Investor Charge-Offs set forth in 5(a) above per $1,000 of original certificate
      principal amount                                                                $           0.00
                                                                                      ----------------

  (c) The aggregate amount of Class B Investor Charge-Offs
      for the related Annual Period                                                   $           0.00
                                                                                      ----------------

  (d) The aggregate amount of Class B Investor Charge-Offs
      set forth in 5(c) above per $1,000 of original certificate principal amount     $           0.00
                                                                                      ----------------

  (e) The aggregate amount of Collateral Charge-Offs
      for the related Annual Period                                                   $           0.00
                                                                                      ----------------

  (f) The aggregate amount of Collateral Charge-Offs set forth
      in 5(e) above per $1,000 of original certificate principal amount               $           0.00
                                                                                      ----------------

  (g) The aggregate amount of Class A Investor Charge-Offs
      reimbursed on the Transfer Date immediately preceding this
      Distribution Date                                                               $           0.00
                                                                                      ----------------

  (h) The aggregate amount of Class A Investor Charge-Offs set forth in 5(g) above per $1,000 original certificate
      principal amount reimbursed on the Transfer Date
      immediately preceding this Distribution Date                                    $           0.00
                                                                                      ----------------

  (i) The aggregate amount of Class B Investor Charge-Offs
      reimbursed on the Transfer Date immediately preceding this
      Distribution Date                                                               $           0.00
                                                                                      ----------------

  (j) The aggregate amount of Class B Investor Charge-Offs set forth in 5(i) above per $1,000 original certificate
      principal amount reimbursed on the Transfer Date
      immediately preceding this Distribution Date                                    $           0.00
                                                                                      ----------------

  (k) The aggregate amount of Collateral Charge-Offs reimbursed on the Transfer Date immediately preceding this
      Distribution Date                                                               $           0.00
                                                                                      ----------------

  (l) The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal
      amount reimbursed on the Transfer Date immediately
      preceding Distribution Date                                                     $           0.00
                                                                                      ----------------

6 Investor Servicing Fee

  (a) The amount of the Class A Servicing Fee payable by the
      Trust to the Servicer for the related Annual Period                             $   3,718,750.08
                                                                                      ----------------

  (b) The amount of the Class B Servicing Fee payable by the
      Trust to the Servicer for the related Annual Period                             $     255,000.00
                                                                                      ----------------

  (c) The amount of the Collateral Servicing Fee payable by the
      Trust to the Servicer for the related Annual Period                             $     276,249.96
                                                                                      ----------------

  (d) The amount of Servicer Interchange payable by the Trust to
      the Servicer for the related Annual Period                                      $   4,250,000.04
                                                                                      ----------------

7 Reallocations

  (a) The amount of Reallocated Collateral Principal Collections
      with respect to this Distribution Date                                          $           0.00
                                                                                      ----------------

  (b) The amount of Reallocated Class B Principal Collections
      with respect to this Distribution Date                                          $           0.00
                                                                                      ----------------

  (c) The Collateral Invested Amount as of the close of business
      on this Distribution Date                                                       $  27,625,000.00
                                                                                      ----------------

  (d) The Collateral Adjusted Invested Amount as of the close of
      business on this Distribution Date                                              $  27,625,000.00
                                                                                      ----------------

  (e) The Class B Invested Amount as of the close of business
      on this Distribution Date                                                       $  25,500,000.00
                                                                                      ----------------

  (f) The Class B Adjusted Invested Amount as of the close of
      business on this Distribution Date                                              $  25,500,000.00
                                                                                      ----------------

  (g) The Class A Invested Amount as of the close of business
      on this Distribution Date                                                       $ 371,875,000.00
                                                                                      ----------------

  (h) The Class A Adjusted Invested Amount as of the close of
      business on this Distribution Date                                              $ 371,875,000.00
                                                                                      ----------------

8 Collection of Finance Charge Receivables

  (a) The aggregate amount of Collections of Finance Charge
      Receivables and Annual Membership Fees processed during
      the related Annual Period
      which were allocated in respect of the Class A Certificates                     $  52,295,391.44
                                                                                      ----------------

  (b) The aggregate amount of Collections of Finance Charge
      Receivables and Annual Membership Fees processed during
      the related Annual Period
      which were allocated in respect of the Class B Certificates                     $   3,585,969.70
                                                                                      ----------------

  (c) The aggregate amount of Collections of Finance Charge
      Receivables and Annual Membership Fees processed during
      the related Annual Period which were allocated in respect of
      the Collateral Interest                                                         $   3,884,800.51
                                                                                      ----------------

9 Principal Funding Account

  (a) The principal amount on deposit in the Principal Funding Account
     on the related Transfer Date                                                     $           0.00
                                                                                      ----------------

  (b) The Accumulation Shortfall with respect to the related Annual Period            $           0.00
                                                                                      ----------------

  (c) The Principal Funding Investment Proceeds deposited in the
      Finance Charge Account on the related Transfer Date to be
      treated as Class A Available Funds                                              $           0.00
                                                                                      ----------------

  (d) The Principal Funding Investment Proceeds deposited in the
      Finance Charge Account on the related Transfer date to be
      treated as Class B Available Funds                                              $           0.00
                                                                                      ----------------

10 Reserve Account

  (a) The Reserve Draw Amount on the related Transfer Date                            $           0.00
                                                                                      ----------------

  (b) The amount of the Reserve Draw Amount deposited in the
      Collection Account on the related Transfer Date to be
      treated as Class A Available Funds                                              $           0.00
                                                                                      ----------------

  (c) The amount of the Reserve Draw Account deposited in the
      Collection Account on the related Transfer Date to be
      treated as Class B Available Funds                                              $           0.00
                                                                                      ----------------

  (d) The amount of any Reserve Account Surplus                                       $           0.00
                                                                                      ----------------

11 Available Funds

  (a) The amount of Class A Available Funds on deposit in the
      Collection Account on the related Transfer Date                                 $   5,168,721.93
                                                                                      ----------------

  (b) The amount of Class B Available Funds on deposit in the
      Collection Account on the related Transfer Date                                 $     429,403.72
                                                                                      ----------------

  (c) The amount of Collateral Available Funds on deposit in the
      Collection Account on the related Transfer Date                                 $     619,235.13
                                                                                      ----------------

  (d) Available Principal Collections on deposit in the
      Collection Account on the related Transfer Date                                 $           0.00
                                                                                      ----------------

12 Excess Spread and Excess Finance Charge Collections

  (a) Excess Finance Charge Collection                                                $           0.00
                                                                                      ----------------

  (b) Class A Available Funds
           minus Class A Annual Interest
           minus Class A Servicing Fee
           minus Class A Defaulted Amount                                             $  22,879,803.42
                                                                                      ----------------

      Class B Available Funds
           minus Class B Annual Interest
           minus Class B Servicing Fee
           minus Class B Defaulted Amount                                             $   1,493,923.73
                                                                                      ----------------

      Collateral Available Funds                                                      $   3,884,800.51
                                                                                      ----------------

  (c) Excess Spread applied to the Class A Required Amount
      for the Annual Period                                                           $           0.00
                                                                                      ----------------

  (d) Excess Spread applied to the Class A Investor Charge-Offs
      for the related Annual Period                                                   $           0.00
                                                                                      ----------------

  (e) Excess Spread applied to the Class B Required
      Amount for the related Annual Period                                            $           0.00
                                                                                      ----------------

  (f) Excess Spread applied to the Class B Default Amount for
      the related Annual Period                                                       $           0.00
                                                                                      ----------------

  (g) Excess Spread applied to the Class B Invested Amount for
      the related Annual Period                                                       $           0.00
                                                                                      ----------------

  (h) Excess Spread applied to the Collateral Minimum Monthly
      Interest for the related Annual Period and for any past due
      Collateral Minimum Annual Interest                                              $     619,235.13
                                                                                      ----------------

  (i) Excess Spread applied to the Collateral Servicing Fee due to the Servicer for the related Annual Period or for any past
      due Collateral Servicing Fees                                                   $     276,249.96
                                                                                      ----------------

  (j) Excess Spread applied to the Collateral Default Amount as Available Principal
      Collections for the related Annual Period                                       $   1,524,945.77
                                                                                      ----------------

  (k) Excess Spread applied to the Collateral Invested Amount
      for the related Annual Period                                                   $           0.00
                                                                                      ----------------

  (l) Excess Spread applied to the Reserve Account for the related Annual Period      $           0.00
                                                                                      ----------------

13 Finance Charge Shortfall

  (a) Finance Charge Shortfall for Series 2001-1                                      $           0.00
                                                                                      ----------------

  (b) Total Finance Charge Shortfall for all series in Group One                      $           0.00
                                                                                      ----------------

14 Base Rate

  (a) The Base Rate for the related Annual Period                                                 2.44%
                                                                                      ----------------

15 Portfolio Yield

  (a) The Portfolio Yield for the related Annual Period                                           8.55%
                                                                                      ----------------

  (b) The Portfolio Adjusted Yield for the related Annual Period
                                                                                                   N/A
                                                                                      ----------------

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 15th day of March, 2004.

                                         NATIONAL CITY BANK,
                                         as Seller and Servicer

                                     By: /s/ Thomas A. Chandler
                                         -------------------------------
                                     Name:  Thomas A. Chandler
                                     Title: Senior Vice President - Credit
                                            Card Finance